SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Arcus Biosciences, Inc.

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Your Vote Counts!  ARCUS BIOSCIENCES, INC.  2021 Annual Meeting  Vote by June 2, 2021  11:59 PM ET   ARCUS BIOSCIENCES, INC.  3928 POINT EDEN WAY  HAYWARD, CA 94545  D45529-P54573  You invested in ARCUS BIOSCIENCES, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 3, 2021  8:30 AM, PDT  Smartphone users  Point your camera here and vote without entering a control number  Virtually at:  www.virtualshareholdermeeting.com/RCUS2021  *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT  This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail, and we encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.  Board Recommends  Voting Items  1. Election of Directors   Nominees:  1a. Terry Rosen, Ph.D.  For  1b. Kathryn Falberg  For  1c. Jennifer Jarrett  For  1d. Michael Quigley, Ph.D.  For  2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of Arcus Biosciences for its fiscal year ending December 31, 2021.  For  3. To approve, on an advisory basis, the compensation of Arcus Biosciences’ named executive officers, as disclosed in the Proxy Statement.   For  Year  4. To vote, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Arcus Biosciences’ named executive officers.  1  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D45530-P54573

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